UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 26, 2017

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

10781 Satellite Blvd

Orlando, Florida 32837

(Address of principal executive offices)

321.303.0886

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

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Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2017 (the “Closing”), Sputnik Enterprises, Inc., a Nevada corporation (“Sputnik Enterprises”, “SPNI” or the “Registrant”), closed a reverse take-over transaction by which it acquired a private company that focuses on international football (soccer) through investment in professional clubs around the world, development of fan engagement solutions and player development through global grassroots (players ages 3-9) programs. Pursuant to a Share Exchange Agreement (the “Exchange Agreement”) between the Registrant and FV Corporation, a South Carolina corporation (“FVCO”), the Registrant acquired 100% of the ownership interests of FVCO including all intellectual property, research, asset and subsidiaries including Apps FC, a limited liability company formed in South Carolina (“Apps FC”), a wholly-owned subsidiary of FVCO.

Prior to the reverse take-over under the Exchange Agreement (“Exchange Transaction”), we were a public reporting “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. As a result of the reverse take-over transaction we acquired the business and operations of FVCO and Apps FC became our wholly-owned subsidiary.

The following is a brief description of the terms and conditions of the Exchange Agreement and the transactions contemplated thereunder that are material to the Registrant.

Exchange Transaction

Under the Exchange Agreement, the Registrant completed the acquisition of all of the issued and outstanding ownership interest in FVCO through the issuance of 44,351,250 of restricted Common Stock shares to FVCO shareholders and the equivalent of 44,351,250 of restricted Common Stock in the form of Series A Preferred Shares. Immediately after the issuance of the shares to FVCO, the Registrant had 45,366,536 shares of Common Stock issued and outstanding, of which 44,351,250 shares of Common Stock are owned by FVCO shareholders.

There was no change in the Executive Officer and Director of the Registrant in connection with the transaction, and Anthony Gebbia remains our sole Executive Officer and Director after the Closing.

As to change of control, the Registrant notes that prior to the consummation of the Exchange Transaction, Sport Venture Group, LLC, a South Carolina limited liability corporation (“SVG”), an Affiliate and Majority Owner of FVCO, owned 25,000,000 shares of Common Stock in the equivalent form of Series A Preferred Shares of the Registrant and thus was a controlling stockholder.

The foregoing description of the Exchange Agreement is qualified in its entirety by the contents of such Exchange Agreement, which is attached as Exhibit 2.1 to this Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Reverse Take-Over and Related Exchange Transaction

On June 26, 2017, Sputnik Enterprises acquired FVCO in a reverse take-over transaction. As a result, we acquired and now control the businesses and operations of FVCO. Reference is made to Item 1.01, which is incorporated herein, which summarizes the terms of the reverse take-over transaction under the Exchange Agreement.

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The Exchange Agreement and the transactions contemplated thereunder were approved by our board of directors, as well as FVCO’s management and FVCO, sole shareholder of Apps FC. Prior to the consummation of the Exchange Transaction, Sport Venture Group, LLC, a South Carolina limited liability corporation (“SVG”), an Affiliate of FVCO, owned 25,000,000 shares of Common Stock in the form of Series A Preferred Shares of the Registrant.

Other material terms and conditions of the Exchange Agreement are described under Item 1.01 above and such description is incorporated herein by reference.

From and after the Closing, our primary operations consist of the business and operations of FVCO. Therefore, we disclose information about the business, financial condition, and management of FVCO in this Form 8-K.

Accounting Treatment

On June 26, 2017, under the Exchange Agreement, the Registrant completed the acquisition of all of the issued and outstanding ownership interest in FVCO through the issuance of 44,351,250 of restricted Common Stock shares to FVCO shareholders and the equivalent of 44,351,250 of restricted Common Stock in the form of Series A Preferred Shares. Immediately after the issuance of the shares to FVCO, the Registrant had 45,366,536 shares of Common Stock issued and outstanding, of which 44,351,250 shares or 98% of Common Stock are owned by FVCO.

For financial reporting purposes, the transaction will be accounted for as a “reverse merger” rather than a business combination, because the sellers of FVCO effectively control the combined companies immediately following the transaction. As such, FVCO is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition by SPNI. Accordingly, the assets and liabilities and the historical operations that will be reflected in SPNI’s ongoing financial statements will be those of FVCO and will be recorded at the historical cost basis of FVCO. The historical financial statements of SPNI before the transaction will be replaced with the historical financial statements of FVCO before the transaction and in all future filings with the United States Securities and Exchange Commission (“SEC”). The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

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DESCRIPTION OF BUSINESS

Except as otherwise indicated by the context, references to “we”, “us” or “our” hereinafter in this Form 8-K are to the consolidated business of SPNI and FVCO, except that references to “our common stock”, “our ownership interest in common stock” or “our capital stock” or similar terms shall refer to the common stock of the Registrant.

Overview

FVCO focuses on international football (soccer) through investment in professional clubs around the world, development of fan engagement solutions and player development through global grassroots (players ages 3-9) programs. Apps FC is a wholly-owned subsidiary of FVCO, which specializes in the creation of digital apps related to international football (soccer) based upon Microsoft solutions that can be used not only on mobile devices (smartphones, feature phones, tablets, wearables, and the like) but also on desktops, consoles and other connected devices. On January 27, 2016, FVCO acquired the domain digitalfc.com which it intends to rebrand its fan engagement platform (digital) to ‘Digital FC’ and acquired similar domains for each potential business sector.

Company Organization

Sputnik Enterprises, Inc. incorporated in the State of Delaware on September 27, 2001 under the name Sputnik, Inc. On February 10, 2005, we filed Articles of Conversion and new Articles of Incorporation in Nevada and became a Nevada corporation. FVCO was formed in South Carolina on January 7, 2013. Apps FC was formed in South Carolina on September 9, 2013.

Business

FVCO focuses on international football (soccer) through investment in professional clubs around the world, development of fan engagement solutions and player development through global grassroots (players ages 3-9) programs.

FVCO has been conducting market research and due diligence on several club ownership opportunities since inception and SPNI picked up this activity once the merger between FVCO/SPNI was announced in 2016. We have looked at opportunities in North America, Europe, South America and Africa. We currently have no contract or agreement to make any such acquisitions. Although there is no assurance, we hope to close one or more club related acquisitions in 2017.

At inception on August 20, 2013, Apps FC was founded as a Joint Venture (JV) between FVCO and Atimi Software (“Atimi”). This JV was based on Atimi’s proprietary Mobile Sports Framework (“framework”) and provided Apps FC with the exclusive use of this framework in the football space as well as the first right to acquire the framework. Prior to the JV, Atimi developed official apps for the MLS’ Vancouver Whitecaps and Toronto FC. Apps FC is a private company that launched with the purpose to create football (soccer) specific apps for clubs, league, associations and federations around the world largely based on the Microsoft Windows ecosystem of devices of desktop, tablets, mobile, consoles and the Internet of Things (IoT) as well as Apple’s iOS and Google’s Android operating systems. However, since the founding, the business model has become more diverse from just apps to a total digital fan engagement platform that includes apps, customer relationship management (crm), ticketing, ecommerce, loyalty and other fan engagement solutions for the football market. As such, FVCO bought out Atimi’s position in the JV through a share exchange on October 13, 2015 becoming the sole owner of Apps FC, but retaining the exclusive use of this frame work in the football space as well as the first right to acquire the framework. On January 27, 2016, FVCO acquired the rights for digitalfc.com in order to rebrand the fan engagement platform to a broader brand called “Digital FC” to encompass all the digital solutions being offered and not just apps. Since the announcement of the FVCO/SPNI merger, SPNI has picked up this activity and continues to develop the business opportunity and has held strategic discussions with several key industry leaders as well as beginning to identify, research and conduct due diligence on several strategic acquisitions and minority partnership investments. We currently have no contract or agreement to make any such acquisitions. Although there is no assurance, we hope to close one or more digital related acquisitions in 2017.

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FVCO has developed a grassroots business model to address what we see as the global market opportunity that has identified in the grassroots market (ages 3-9), but since the FVCO/SPNI merger announcement we have decided to push further development of this opportunity until 2018.

Upon completion of the merger, SPNI/FVCO intend to rebrand the company to ‘the football co.’ and the digital division to ‘digital fc’ through the appropriate regulatory filings. At the same time as we currently plan file an Information Statement on Schedule 14C to effect this change, we will also be giving information about other items requiring shareholder vote including: the name change of the company, ticker symbol change and the authorization of one billion common shares and potentially additional preferred shares. Other items may be included in the Information Statement on Schedule 14C as we may determine in the future

How We Intend to Generate Revenue

Although we have to date generated no revenue from FVCO operations, it is anticipated that we may generate revenues in the future as follows:

•	The professional division may generate revenue from Broadcast Rights, Match Day Income and Commercial partnerships from clubs.

•	The digital division may generate revenue from transactional activity with our clients’ fans through app, ticket, ecommerce and other fan engagement transactions largely driven through the client’s official app.

•	The grassroots division may generate income through player training on site at our physical sites and through the sale of our training methodology through our app.

Our Customers

The professional division customers may be comprised mainly of local fans, but in some circumstances, may include global fans. Our intent will be to develop global fans to augment commercial sales for each club.

The digital division currently has no active customers while we revise the platform for our new business model, but are in active discussion with many of what we believe based upon our knowledge of the industry to be the top industry leaders and global football brands about becoming partners and clients to come on board in 2017/2018. We currently have no contract or agreement to secure any such customers.

The grassroots division will not commence operation until at least 2018.

Our Sales and Marketing

Our clubs plan to deliver fan engagement solutions based on our own proprietary fan engagement platform called Digital FC that allows us to provide the best fan experience possible for both match-day and remote fans. We believe this can lead to commercial opportunities with existing and new fans as well as commercial partners.

The digital division, Digital FC, intends to focus on a non-disruptive offering to existing vendors with a low barrier to entry based on the Microsoft Windows ecosystem with Apps FC (apps) which is being ignored in today’s market for the fan base (B2C) which we may then seek to parley into commercial (B2B) relationships based on our total platform of CRM, ticketing, ecommerce and other fan engagement solutions.

The grassroots division will not initiate operations until 2018, but we currently intend to focus on the segment of the market with the greatest need and lowest barrier to entry, players aged 3-9, through the development of physical grassroots development sites and digital delivery of our methodology.

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Research and Development

Neither FVCO and since the FVCO/SPNI merger announcement SPNI has conducted any research and development activity

Our Competition

Competition in the football business is highly competitive at every level of the game both on and off the field. We compete both with other clubs and businesses seeking to service the football industry.

In the professional division, we will not only compete with other clubs in our direct league, but also in other leagues through various cup competitions for on the field performance and value which drives local and global fan interest. We will also compete with clubs both in our league and globally for commercial partnerships. Our differentiated multi-club ownership model has been adopted by several ownership groups over the last few years such as Red Bull, City Football Group and a smaller set of multi-ownership groups.

In the digital division, we will compete with other vendors seeking to service the football market through various sectors such as apps, ticketing, ecommerce, loyalty and other fan engagement solutions. However, since our digital platform has to be agnostic, we also may collaborate with these same competitors from time to time. Such competition could be from Microsoft, SAP, Ticketmaster, eTix, Fanatics and even regional or local providers not yet known to us.

In the grassroots division competition is highly fragmented due to the nature of the industry. The market is comprised largely of local trainers who largely face a lack of brand and facilities to be considered a global company. One company, Coerver, had an early start in the 80’s with tremendous content but only managed to create a brand and not a company. There are several startups in this space, but none have implemented a global road map with iconic brand partners, content or facilities on any scale.

Intellectual Properties and Licenses

We own several football related brands and domains related to our business. We own ‘the football co.’ and thefootballco.com which we will be rebranding the company into via the appropriate filings in due course. We own ‘digital fc’ and digitalfc.com which we will be rebranding the ‘apps fc’ division to in addition to appsfc.com. Apps FC will become a service of Digital FC going forward at appsfc.co. In addition, we also own appsfc.co, charterfc.co, crmfc.co, ecommercefc.co, emailfc.co, loyaltyfc.co, shopfc.co, socialfc.co, statsfc.co, storefc.co, summitfc.co, thefootball.co, ticketingfc.co, universityfc.co and vlogfc.co.

Governmental Regulation

Our business is not subject to any specific government regulations.

Employees

The sole employee of the company at this time is our sole officer and Director Mr. Anthony Gebbia.

Environmental Matters

Our operations are not subject to environmental regulations.

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CORPORATE INFORMATION

The principal executive office for the Registrant is located at 10781 Satellite Blvd., Orlando, Florida 32837. The Registrant’s phone number is 321.303.0886. The principal executive office for FVCO is 3022 Morgans Point Rd, Suite 196, Mount Pleasant, SC 29466. Its phone number is 843.628.6446.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with, and is qualified in its entirety by, FVCO audited annual financial statements and the related notes thereto, each of which appear elsewhere in this Current Report on Form 8-K/. This discussion contains certain forward-looking statements that involve risks and uncertainties, as described under the heading “Forward-Looking Statements” in this Current Report on Form 8-K. Actual results could differ materially from those projected in the forward-looking statements.

The Management Discussion and Analysis of Financial Condition and Results of Operations below is based upon only the financial performance of FVCO.

For information regarding the financial results of SPNI, you should refer to SPNI’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on June 20, 2017, and its Quarterly Report on Form 10-Q for the quarter ended March 31,2017, filed with the SEC on June 20,2017.

Our Management’s Discussion and Analysis contains not only statements that are historical facts, but also statements that are forward-looking (within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Forward-looking statements are, by their very nature, uncertain and risky. These risks and uncertainties include international, national, and local general economic and market conditions; our ability to sustain, manage, or forecast growth; our ability to successfully make and integrate acquisitions; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; change in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; the ability to protect technology; the risk of foreign currency exchange rate; and other risks that might be detailed from time to time in our filing with the Securities and Exchange Commission.

Although the forward-looking statements in this Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this report and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

Overview

The accompanying consolidated financial statements include the accounts of FV Corporation, a South Carolina corporation, incorporated in South Carolina on January 7, 2013 and its subsidiary, APPS FC, LLC (collectively the "Company"). The Company’s primary purpose is business development related activities and does not currently generate income.

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 During the next twelve months, the Company anticipates incurring costs related to the following:

•	Ongoing legal, advisory, travel and other related costs to reviewing club acquisition opportunities

•	Potential investment into clubs acquired related to enhancing the club’s value through player acquisitions, additional staff, enhanced digital offerings and other related costs in owning and operating a club

•	Ongoing legal, advisory, travel and other related costs to reviewing digital acquisition opportunities

•	Potential investment in development, integration, staff and other related costs of digital acquisitions we make

•	Ongoing legal, advisory, travel and other related costs to reviewing the launch of our grassroots division

The Company believes it will be able to meet these costs through use of funds loaned to or invested in us by our stockholders, management or other investors.

 Liquidity

For the three months ending March 31, 2017 and 2016 and for the year ended December 31, 2016, the Company had net cash used in operations of $33,646, $2,500 and $19,384, respectively. For the year ended December 31, 2015 the Company had net cash provided by operations of $435. Net cash provided by financing activities for the three months ending March 31, 2017 and for the years ended December 31, 2016 and 2015 were $33,646, $2,500, $19,384 and $0, respectively. Financing activities consisted of proceeds from notes payable- related party, net of payments on purchase of intangible.

On March 31, 2017, the Company had total assets of $47,924 compared to total assets of $ $49,280 and $0 at December 31, 2016 and 2015, respectively.

On March 31, 2017, the Company had total liabilities of $1,014,930 compared to total liabilities of $1,001,939 and $877,236 at December 31, 2016 and 2015, respectively.

Through March 31, 2017, the Company had an accumulated deficit of $1,017,006.

Capital Resources

The Company has financed its limited operations through funds loaned from its shareholders to meet minimum operating cash requirements. The Company has notes payable to various individuals ($98,500) and SVG ($59,417) which amount to $157,917 at March 31, 2017. These notes bear interest at 10% and mature in one year from issuance. All but $59,417 to SVG have due and payable by their terms as of March 31, 2017. No payments of principal or interest have been made to date. Except for the notes payable to SVG, these notes payable are unsecured notes. For the notes payable to SVG, the assets of FVCO secure these notes, second to any credit facility entered into by the Company.

There is no written agreement with these or other lenders for future funding.

Results of Operations

The Company’s net loss was $14,347, $13,347, $75,423 and $24,260 for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016 and 2015, respectively. These losses were primarily due to legal and professional fees and interest on notes payable.

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Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies

The Company prepares its financial statements in conformity with GAAP, which requires management to make certain estimates and assumptions and apply judgments. We base our estimates and judgments on historical experience, current trends and other factors that management believes to be important at the time the financial statements are prepared and actual results could differ from our estimates and such differences could be material. We have identified below the critical accounting policies that are assumptions made by management about matters that are highly uncertain and that are of critical importance in the presentation of our financial position, results of operations and cash flows. On a regular basis, we review our accounting policies and how they are applied and disclosed in our financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Financial Instruments

Financial instruments consist primarily of cash, cash equivalents, accounts receivable, advances to affiliates and obligations under accounts payable, accrued expenses and notes payable. The carrying amounts of cash, cash equivalents, accounts receivable, accounts payable, accrued expenses, long term loans, and notes payable approximate fair value because of the short maturity of those instruments.

Meeting Cash Requirements

We have an accumulated deficit and have incurred operating losses since our inception and expect losses to continue during 2017. The Company had no cash as of March 31, 2017. Management believes the Company's potential sources of cash in the next year will be through the issuance of debt or equity or through a merger or acquisition transaction which will provide the Company with sufficient liquidity for the next 12 months.

While the Company believes that the issuance of debt or equity or a merger or acquisition transaction will be sufficient to finance its operations for the next twelve months, there can be no assurance that this will occur or that the Company will generate profitability or positive operating cash flows in the near future. To the extent that the Company cannot achieve profitability or positive operating cash flows or raise funds through financings from the issuance of debt or equity or other transactions, the Company’s business will be materially and adversely affected. These matters raise substantial doubt about the Company’s ability to continue as a going concern.

DESCRIPTION OF PROPERTY

We currently are a decentralized organization with not global headquarter office. We rent physical space from Regus on demand, use virtual offices and home offices, furnished at no charge by the owners, until we determine the best location for a global headquarter office for our organization. We anticipate naming a global office location by end of 2017.

We do not intend to conduct a major renovation, improvements, or develop existing properties or those acquired through business acquisitions until we name a global headquarters office. We are not subject to competitive conditions for property and currently have no property to insure. We have no policy with respect to investments in real estate or interests in real estate and no policy with respect to investments in real estate mortgages. Further, we have no policy with respect to investments in securities of or interests in persons primarily engaged in real estate activities.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Prior To the Closing of the Exchange Agreement

The following table sets forth information regarding the beneficial ownership of our common stock as of June 26, 2017, for each of the following persons, prior to the closing of the transactions contemplated by the Exchange Agreement:

•	each of our directors and named officers prior to the Closing of the Exchange transaction;

•	all such directors and executive officers as a group; and

•	each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.

Names and Address of Beneficial Owner	Common Shares		As Converted Preferred Shares		Total Common and As Converted Shares
	Number	Percent	Number	Percent	Number	Percent
Sport Venture Group LLC [1]	0	0%	25,000,000	48%	25,000,000	96%
Windy River Group LLC [2]	0	0%	25,500,000	49%	25,500,000	96%
Anthony Gebbia [3]	0	0%	2,000,000	4%	2,000,000	66%
Thomas Kidd [4]	900,000	89%	0	0%	900,000	89%
All Directors and Officers as a Group [1 person]	0	0%	2,000,000	4%	2,000,000	66%

______

[1] Sport Venture Group LLC is a wholly-owned subsidiary of The O’Lynch Family Revocable Living Trust with equal beneficial ownership by fifteen descendants of Mr. Jake Lynch. The descendants of Mr. Jake Lynch may be deemed to share beneficial ownership of the shares held by Sport Venture Group, LLC as a result of their equal beneficial ownership in The O’Lynch Family Revocable Living Trust. Ron Konersmann is the Trustee of The O’Lynch Family Revocable Living Trust and Chairman of Sport Venture Group, LLC and holds sole voting and investment power over any pecuniary interests in shares of the Company held by Sport Venture Group, LLC which includes 2,500 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 25,000,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Sport Venture Group LLC by the sum of the total common shares outstanding (1,015,286) and the Total Common and As Converted Shares for Sport Venture Group LLC [1,015,286 plus 25,000,000]. The business address for each of the entities identified in this footnote is 3022 Morgans Point Rd, Suite 196, Mount Pleasant, SC 29466.

[2] Peter Grieve as he owner/manager of Windy River Group, LLC. Mr. Grieve holds voting and investment power over any pecuniary interests in shares of the Company held by Windy River Group, LLC. Windy River Group, LLC is the beneficial owner of 2,500 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 25,000,000 shares of common stock. Peter Grieve, individually, is the beneficial owner of 50 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 500,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Windy River Group, LLC by the sum of the total common shares outstanding (1,015,286) and the Total Common and As Converted Shares for Windy River Group, LLC [1,015,286 plus 25,500,000]. The business address of Windy River Group is 10 State Street, Newburyport, MA 01950.

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[3] Anthony Gebbia is the Sole Director, Chief Executive Officer, President, Chief Financial Officer and Secretary of the Registrant. Mr. Gebbia is the beneficial owner of 200 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 2,000,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Mr. Gebbia by the sum of the total common shares outstanding (1,015,286) and the Total Common and As Converted Shares [1,015,286 plus 2,000,000] for Mr. Gebbia. The business address of Anthony Gebbia is 10781 Satellite Boulevard, Orlando, Florida 32837.

[4] Roy Thomas Kidd was the former Chief Executive Officer of the Registrant. Mr. Kidd is the beneficial owner of 900,000 shares of common stock. The percent ownership is calculated by dividing the 900,000 shares of Common Stock by the total common shares outstanding (1,015,286). The business address of Roy Thomas Kidd is 432 Valley Stream Drive, Geneva, Florida 32732.

Security Ownership After Change of Control

The following table sets forth information regarding the beneficial ownership of our common stock as of June 26, 2017, for each of the following persons, after the closing of the transactions contemplated by the Exchange Agreement:

•	each of our directors and named officers prior to the Closing of the Exchange transaction;

•	all such directors and executive officers as a group; and

•	each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. The percentage of class beneficially owned set forth below is based on 74% ownership interest in common and preferred stock issued and outstanding as of June 26, 2017, immediately after to the Closing of the Exchange Transaction.

Names and Address of Beneficial Owner	Common Shares		Preferred Shares		Total Shares
	Number	Percent	Number	Percent	Number	Percent
Sport Venture Group LLC [1]	27,250,000	60%	52,250,000	54%	79,500,000	81%
Windy River Group LLC [2]	1,250,000	3%	26,750,000	28%	28,000,00	39%
Anthony Gebbia	1,250,000	3%	3,250,000	3%	4,500,000	9%

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[1] Sport Venture Group LLC is a wholly-owned subsidiary of The O’Lynch Family Revocable Living Trust with equal beneficial ownership by fifteen descendants of Mr. Jake Lynch. The descendants of Mr. Jake Lynch may be deemed to share beneficial ownership of the shares held by Sport Venture Group, LLC as a result of their equal beneficial ownership in The O’Lynch Family Revocable Living Trust. Ron Konersmann is the Trustee of The O’Lynch Family Revocable Living Trust and Chairman of Sport Venture Group, LLC and holds sole voting and investment power over any pecuniary interests in shares of the Company held by Sport Venture Group, LLC which includes 26,000,000 of common stock and 5,100 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 51,000,000 shares of common stock. Ron Konersmann, as the trustee and beneficiary of The Konersmann Family Revocable Trust, is the beneficial owner of 1,250,000 shares of common stock and 125 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 1,250,000 shares of common stock and is the beneficial owner of 1,250,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Sport Venture Group LLC by the sum of the total common shares outstanding (45,366,536) and the Total Common As Converted Shares for Sport Venture Group LLC [45,366,536 plus 52,250,000]. The business address for each of the entities identified in this footnote is 3022 Morgans Point Rd, Suite 196, Mount Pleasant, SC 29466.

[2] Peter Grieve as he owner/manager of Windy River Group, LLC. Mr. Grieve holds voting and investment power over any pecuniary interests in shares of the Company held by Windy River Group, LLC. Windy River Group, LLC is the beneficial owner of 2,500 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 25,000,000 shares of common stock. Peter Grieve, individually, is the beneficial owner of 175 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 1,750,000 shares of common stock and is the beneficial owner of 1,250,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Windy River Group, LLC by the sum of the total common shares outstanding (45,366,536) and the Total Common As Converted Shares for Windy River Group, LLC [45,366,536 plus 26,750,000]. The business address of Windy River Group is 10 State Street, Newburyport, MA 01950.

[3] Anthony Gebbia is the Sole Director, Chief Executive Officer, President, Chief Financial Officer and Secretary of the Registrant. Mr. Gebbia is the beneficial owner of 325 shares of Series A convertible preferred stock of the Registrant, which is currently convertible into 3,250,000 shares of common stock and is the beneficial owner of 1,250,000 shares of common stock. The percent ownership is calculated by dividing the Total Common and As Converted Shares for Mr. Gebbia by the sum of the total common shares outstanding (45,366,536) and the Total Common As Converted Shares for Mr. Gebbia [45,366,536 plus 3,250,000]. The business address of Anthony Gebbia is 10781 Satellite Boulevard, Orlando, Florida 32837.

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DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

Name	Age	Position

Anthony Gebbia	47	Director, Chief Executive Officer, President, Chief Financial Officer and Secretary

The following is information on the business experience of our sole director and officer.

Mr. Gebbia is now and will continue to be our sole officer and director. On August 15, 2011, he joined Armada Sports and Entertainment as Chief Operating Officer and currently holds the position of Chairman & CEO. From May 2009 to March 2010, he was General Manager of T&B Equipment Company, a company in the business of Bleachers, Scaffolding, and Tent Flooring. From February 1988 to May 2009, he was Event Manager/Event Director for Walt Disney Company. Mr. Gebbia brings to the board a diverse career, most notably, gaining 21 years of experience at The Walt Disney Company, a world leader in family and sports entertainment. During his tenure at Disney, Mr. Gebbia was immersed in the Disney culture of Guest service, creativity and innovation and his experience includes transportation operations, theme park operations, administration, merchandise operations, finance, business development, international marketing, program development, telecast operations, domestic marketing and alliance marketing. Mr. Gebbia created the Logistics Operation for Disney’s Wide World of Sports (now ESPN Wide World of Sports) and led the logistics teams for such events as the Walt Disney World Golf Classic and The Walt Disney World Marathon. For eight years of his Disney career, Mr. Gebbia developed and oversaw signature events with multi-million dollar operating budgets, leading the project team of members from Finance, Entertainment, Operations, Talent Relations, Security, Legal, Business Development, Merchandise and Food and Beverage. Mr. Gebbia’s other career experience includes convention sales and operations, restaurant operations and project management on such projects as the Doha Tribeca Film Festival, Doha, Qatar and on the build-out of several PGA Tour events. Mr. Gebbia is currently on the Board of Directors of the non-profit Kids Beating Cancer and has been a member of the Board of Directors of the Woman’s Professional Billiards Association.

Family Relationships

None.

Legal Proceedings

No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time,

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses),

•

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities,

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•

Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

•

Having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity.

•	Being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity.

•	Having any administrative proceeding been threatened against you related to their involvement in any type of business, securities, or banking activity.

Board of Directors

Our board of directors is currently composed of one member. The sole member of our board of directors serves in this capacity until his term expires or until his successors are duly elected and qualified. Our bylaws provide that the authorized number of directors will be not less than one.

Board Committees; Director Independence

As of this date, our board of directors has not appointed an audit committee or compensation committee; however, we are not currently required to have such committees. The functions ordinarily handled by these committees are currently handled by our entire board of directors. Our board of directors intends, however, to review our governance structure and institute board committees as necessary and advisable in the future, to facilitate the management of our business.

As of the date of this report, we have no independent directors.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

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EXECUTIVE COMPENSATION

Director Compensation

Currently, we do not pay any compensation to members of our board of directors for their service on the board.

Executive Officer Compensation

The named executive officers received the following compensation from the Company during the fiscal years ended December 31, 2016 and December 31, 2015.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Anthony Gebbia, CEO and	2016	0	0	0	0	0	0	0	0
CFO, sole Director	2015	0	0	0	0	0	0	0	0

Employment and Severance Agreements

None of our executive officers received, nor do we have any arrangements to pay out, any salary, bonus, stock awards, option awards, non-equity incentive plan compensation, or non-qualified deferred compensation. However, we intend to review and consider future proposals regarding executive officer compensation.

Director Compensation

Currently, we have not paid and do not intend currently to pay any compensation to our directors for their service on the board of directors. However, we intend to review and consider future proposals regarding director compensation.

Potential Payments Upon Termination or Change-in-Control

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the company. We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer's responsibilities following a change-in-control. As a result, we have omitted this table.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Loans to related party

Through the first three months of 2017, SVG, was provided funding by the Company in the form of loans totaling $53,537. At March 31, 2017Sport Venture Group, LLC owns 2,500 shares of Series A Convertible Preferred Stock of the Company. If converted, this would represent 47% of the issued and outstanding common stock of the Company.

Notes payable and Convertible Preferred Stock

Through the first three months of 2017, Windy River Group, LLC, provided funding to the Company in the form of notes payable totaling $198,768 and Peter Grieve purchased 50 shares of Convertible Preferred Stock for $25,000. Peter Grieve is the owner/manager of Windy River Group, LLC. Mr. Grieve holds voting and investment power over any pecuniary interests in shares of the Company held by Windy River Group, LLC. At March 31, 2017, Windy River Group, LLC and Peter Grieve own 2,550 shares of Convertible Preferred Stock of the Company. If converted, this would represent 48% of the issued and outstanding common stock of the Company.

Other

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the Officers of the Company to use at no charge.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

Agreement and Plan of Share Exchange

At the Closing of the Share Exchange Agreement on June 26, 2017, shareholders of FVCO (“ Seller”) received from SPNI (“Buyer”), an aggregate of 44,351,250 shares of Common Stock (“Buyer Common Stock”) and such number of shares of Series A Convertible Preferred Stock that convert into an additional 44,351,250 shares of Common Stock of the Buyer (“Buyer Preferred Stock”) (the “Share Consideration”) in exchange for the transfer of 44,351,250 shares of the Common Stock of the Seller (“Seller’s Shares”) to the Buyer. Each Seller’s Share that is issued and outstanding immediately before the Closing shall entitle the holder thereof to receive one share of Buyer’s Common Stock and 0.0001 shares of Buyer Preferred Stock which equates to one share of common stock of Buyer, such that when all shares of Buyer Common Stock and Buyer Preferred Stock have been issued under this Agreement and all shares of Buyer Preferred Stock issued under this Agreement have been converted to common stock of Buyer, an aggregate of 88,702,500 shares of common stock of Buyer shall have been issued to Seller’s Shareholders under this Agreement.

As a result of the Exchange, SVG increased its interest in the Registrant as the Registrant’s controlling shareholder and FVCO became its wholly owned subsidiary. In connection therewith, the Registrant acquired the business and operations of FVCO, and its principal business activities are conducted through its wholly owned subsidiary, Apps FC.

LEGAL PROCEEDINGS

Currently there are no legal proceedings pending or threatened against us. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

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MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY

AND RELATED SHAREHOLDER MATTERS

Trading History

Our common stock was quoted on the Over-The-Counter Bulletin Board under the symbol “SPNI” until May 17, 2016 when it was moved to Over-The-Counter Pink Limited Information.

Bid Information*

Financial Quarter Ended	High Bid	Low Bid

March 31, 2017	$2.00	$1.08
September 30, 2016	$2.00	$1.16
June 30, 2016	$1.75	$1.75
March 31, 2016	$1.75	$1.75
December 31, 2015	$1.75	$1.75
September 30, 2015	$2.00	$2.00
June 30, 2015	$4.00	$4.00
March 31, 2015	$10.00	$5.00

______

* The quotation do not reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

We have 93 holders of record of our Common Stock and 3 holders of record of our Series A Convertible Preferred Stock.

Dividends

We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock. Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including our financial condition and results of operations, capital requirements, contractual restrictions, business prospects and other factors that the Board of Directors considers relevant.

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

•	we would not be able to pay our debts as they become due in the usual course of business; or

•	our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution, unless otherwise permitted under our articles of incorporation.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

RECENT SALES OF UNREGISTERED SECURITIES

On September 30, 2015, we issued 720,000 shares of our common stock to a former officer under a Release Agreement. On June 15, 2016, we issued via a sale the equivalent of 500,000 common stock shares in the Series A Convertible Preferred Stock to Peter Grieve for $25,000. Peter Grieve is the owner/manager of Windy River Group, LLC. Mr. Grieve holds voting and investment power over any pecuniary interests in shares of the Company held by Windy River Group, LLC.

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As more fully described in Item 1.01 above, in connection with the Exchange Agreement, at the Closing, the Registrant issued 44,351,250 restricted shares of common Stock and 44,351,250 in the equivalent of common stock of Series A Convertible Preferred Stock of the Registrant to FVCO shareholders, sole shareholder of Apps FC in exchange for 100% of the capital stock of FVCO shareholders. Reference is made to the disclosures set forth under Item 1.01 of this Form 8-K, which disclosures are incorporated herein by reference.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the above issuances. We believed that Section 4(2) of the Securities Act of 1933 was available because:

•	None of these issuances involved underwriters, underwriting discounts or commissions.

•	Restrictive legends were and will be placed on all certificates issued as described above.

•	distribution did not involve general solicitation or advertising.

The distributions were made only to investors who were accredited or sophisticated enough to evaluate the risks of the investment and who by virtue of ownership or otherwise were in possession of all material information concerning the business.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue Fifty Million (50,000,000) shared of common stock $0.001 par value per share. As of the date of this report, there were 1,015,286 shares of common stock issued and outstanding held by 93 shareholders of record.

Each share of common stock entitles the holder to one vote, either in person or by proxy, at meetings of shareholders. The vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law.

In the election of directors, the stockholders are permitted to vote their shares cumulatively. Accordingly, each shareholder entitled to vote in the election of directors has the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected.

Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of the surplus of the Registrant. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements and other factors.

Holders of our common stock have no preemptive rights or other subscription rights, conversion rights, redemption or sinking fund provisions. Upon our liquidation, dissolution or winding up, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to shareholders after the payment of all of our debts and other liabilities. There are not any provisions in our Certificate of Incorporation or our Bylaws that would prevent or delay change in our control.

Preferred Stock

There are ten million (10,000,000) shares Series A Convertible Preferred with a par value of $10.00, of which 5,250 shares have been issued as of June 26, 2017. This class of stock may be convertible into common shares at the rate of one share of Series A Convertible Preferred for 10,000 shares of common. There are no liquidation preferences over common shares, but the Series A Convertible Preferred may be voted as if converted and are entitled to dividend treatment as if converted to common. Series A Convertible Preferred may be converted to common shares at any time after one year from the date of issuance at the option of the holder.

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Preferred stock may be issued in series with preferences and designations as the Board of Directors may from time to time determine. The board may, without shareholders’ approval, issue preferred stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of our common shareholders and may assist management in impeding an unfriendly takeover or attempted changes in control.

If the Series A Convertible Preferred Stock was converted into common shares that would add additional shares of common stock of 52,500,000 as of June 21, 2017, more than the 50,000,000 shares of common stock currently authorized. It is the current intention of the Company following the filing of this report to file an Information Statement on Schedule 14C to, among other things, increase the number of authorized shares of Common Stock to one billion shares.

Warrants and Options

As of the date of this report, there are no warrants or options to purchase our common and preferred stock outstanding. We may, however, in the future grant such warrants or options and/or establish an incentive stock option plan for our directors, employees and consultants.

Anti-Takeover Effect of Nevada Law

We are subject to NRS 78.3791 “Approval of voting rights of acquiring person” under which a resolution of the stockholders granting voting rights to the control shares acquired by an acquiring person must be approved by:

1.	The holders of a majority of the voting power of the corporation; and

2.	If the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected, excluding those shares as to which any interested stockholder exercises voting rights.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Articles of Incorporation provide that no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer, except for the payment of dividends in violation of Nevada law. Our Bylaws provide, in pertinent part, that the Company shall indemnify any person made a party to or involved in any civil, criminal or administrative action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company, or of any corporation which such person served as such at the request of the Company, against expenses reasonably incurred by, or imposed on, such person in connection with, or resulting from, the exercise of such action, suit, proceeding or appeal thereon, except with respect to matters as to which it is adjudged in such action, suit or proceeding that such person was liable to the Company, or such other corporation, for negligence or misconduct in the performance of such persons duties as a director or officer of the Company. The determination of the rights of such indemnification and the amount thereof may be made, at the option of the person to be indemnified, by (1) order of the Court or administrative body or agency having jurisdiction over the matter for which indemnification is being sought; (2) resolution adopted by a majority of a quorum of our disinterested directors; (3) if there is no such quorum, resolution adopted by a majority of the committee of stockholders and disinterested directors of the Company; (4) resolution adopted by a majority of the quorum of directors entitled to vote at any meeting; or (5) Order of any Court having jurisdiction over the Company. Such right of indemnification is not exclusive of any other right which such director or officer may have, and without limiting the generality of such statement, they are entitled to their respective rights of indemnification under any bylaws, agreement, vote of stockholders, provision of law, or otherwise in addition to their rights under our Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

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Item 3.02	Unregistered Sales of Equity Securities

As more fully described in Items 1.01 and 2.01 above, in connection with the Exchange Agreement, at the Closing, the Registrant issued 44,351,250 restricted shares of common Stock and 44,351,250 in the equivalent of common stock of Series A Convertible Preferred Stock of the Registrant to FVCO shareholders, sole shareholder of Apps FC in exchange for 100% of the capital stock of FVCO shareholders. Reference is made to the disclosures set forth under Items 1.01 and 2.01 of this Form 8-K, which disclosures are incorporated herein by reference.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the above issuances. We believed that Section 4(2) of the Securities Act of 1933 was available because:

•	None of these issuances involved underwriters, underwriting discounts or commissions.

•	Restrictive legends were and will be placed on all certificates issued as described above.

•	The distribution did not involve general solicitation or advertising.

•

The distributions were made only to investors who were accredited or sophisticated enough to evaluate the risks of the investment and who by virtue of ownership or otherwise were in possession of all material information concerning the business.

Item 5.01	Changes in Control of Registrant.

As more fully described in Items 1.01 and 2.01 above, on June 26, 2017, in a reverse take-over transaction, the Registrant acquired a private company executing the Exchange Agreement by and between the Registrant and FVCO shareholders, sole shareholder of Apps FC.

At the Closing of the Share Exchange Agreement on June 26, 2017, shareholders of FVCO (“ Seller”) received from SPNI (“Buyer”), an aggregate of 44,351,250 shares of Common Stock (“Buyer Common Stock”) and such number of shares of Series A Convertible Preferred Stock that convert into an additional 44,351,250 shares of Common Stock of the Buyer (“Buyer Preferred Stock”) (the “Share Consideration”) in exchange for the transfer of 44,351,250shares of the Common Stock of the Seller (“Seller’s Shares”) to the Buyer. Each Seller’s Share that is issued and outstanding immediately before the Closing shall entitle the holder thereof to receive one share of Buyer’s Common Stock and 0.0001 shares of Buyer Preferred Stock which equates to one share of common stock of Buyer, such that when all shares of Buyer Common Stock and Buyer Preferred Stock have been issued under this Agreement and all shares of Buyer Preferred Stock issued under this Agreement have been converted to common stock of Buyer, an aggregate of 88,702,500 shares of common stock of Buyer shall have been issued to Seller’s Shareholders under this Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

None.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

None

Item 5.06	Change in Shell Company Status.

Reference is made to the reverse take-over transaction under the Exchange Agreement, as described in Item 1.01, which is incorporated herein by reference. From and after the Closing of the Exchange Transaction, the Registrant’s primary operations consist of the business and operations of FVCO and continued operation of the FVCO business model by SPNI since the signing of the Exchange Agreement. Accordingly, the Registrant is disclosing information about FVCO’s business model including, but not limited to, Apps FC’s business, financial condition, and management in this Form 8-K.

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Item 9.01	Financial Statement and Exhibits.

Reference is made to the reverse take-over transaction under the Exchange Agreement, as described in Item 1.01, which is incorporated herein by reference. As a result of the closing of the Exchange Transaction, the Registrant’s primary operations consist of the business and operations of FVCO. In the Exchange Transaction, Sputnik Enterprises is the accounting acquiree and FVCO is the accounting acquirer. Accordingly, the Registrant is presenting the financial statements of FVCO.

(a) Financial Statements of the Business Acquired

Financial statements of FV Corporation and subsidiary, including a report of Anton & Chia, LLP, an independent registered public accounting firm, and notes to the financial statements, as at December 31, 2016 (audited) and December 31, 2015 (audited) and March 31, 2017 (unaudited), and for the years December 31, 2016 (audited) and December 31, 2015 (audited) and for the three months ended March 31, 2017 (unaudited) and March 31, 2016 (unaudited).

Incorporated by reference to Exhibit 99.1 attached hereto.

(b) Pro Forma Financial Information

Attached to this Current Report as Exhibit 99.2 are certain pro forma consolidated financial statements of Sputnik Enterprises Inc. and FV Corporation and subsidiary as at March 31, 2017 and for the three months ended March 31, 2017 and the year ended December 31, 2016 and notes to the pro forma consolidated financial statements.

Incorporated by reference to Exhibit 99.2 attached hereto.

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(d) Exhibits

INDEX TO EXHIBITS

Exhibit	Description

2.1	Share Exchange Agreement by and among Sputnik Enterprises and FVCO dated February 3, 2016 *

3.1	Articles of Incorporation of Sputnik Enterprises **

3.2	By-Laws of Sputnik Enterprises **

10.1	Agreement between FVCO and Atimi *

99.1

Financial statements of FV Corporation and subsidiary, including a report of Anton & Chia, LLP, an independent registered public accounting firm, and notes to the financial statements, as at December 31, 2016 and 2015 (audited) and March 31, 2017 (unaudited), and for the years ended December 31, 2016 and 2015(audited) and for the three months ended March 31, 2017 and 2016 (unaudited).*

99.2

Pro forma condensed consolidated financial statements of Sputnik Enterprises, Inc. and FV Corporation and subsidiary as at March 31, 2017 and for the three months ended March 31, 2017 and the year ended December 31, 2016 and notes to the pro forma consolidated financial statements.

________

* Filed Herewith

** Previously Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPUTNIK ENTERPRISES, INC.

June 26, 2017	By:	/s/ Anthony Gebbia
Anthony Gebbia,
Chief Executive Officer

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